October 22, 1998


              GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
              GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

                Supplement to Prospectus Dated May 1, 1998


Small Account Fee

     In order to offset the relatively higher costs of servicing smaller accounts, each Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.